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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 28, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                 1-8514                     95-3822631
(State or other jurisdiction of  (Commission                (I.R.S. Employer
incorporation or organization)   File Number)              Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 28, 2005, Smith International, Inc. (the "Company") entered into an employment agreement with Roger A. Brown, President of Smith Technologies, a business unit of the Company. The material terms of this agreement are described in Item 5.02, below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective May 15, 2005, Roger A. Brown, currently President of Smith Technologies and a principal operating officer of the Company, will leave that position and assume new responsibilities as the Company's Vice President for Strategic Initiatives. Mike Pearce, currently Vice President of Sales for Smith Technologies, will become the President of Smith Technologies and a principal operating officer of the Company at that time. Both individuals will report to Doug Rock, Chairman and Chief Executive Officer of the Company.

      On February 28, 2005, the Company signed an employment agreement ("Agreement") with Mr. Brown for a period of two years, effective as of May 15, 2005. The Agreement provides for an annual base salary of $150,000, subject to adjustment, and for eligibility to participate in all Company benefit plans. The Agreement may be terminated by either party with 30 days written notice.

      Mr. Pearce, 57, joined the Company in 1995 as Vice President of Sales for GeoDiamond. In 1998, GeoDiamond was merged with the Company's three-cone bit operations, and Mr. Pearce became Vice President of Sales for the combined operations. Prior to joining the Company, Mr. Pearce was Vice President and General Manager of Western Hemisphere operations for Hycalog, a business unit of Camco International, Inc., prior to its acquisition by Schlumberger Ltd.

      There is no employment agreement between the Company and Mr. Pearce at the time of this report. Any terms of employment will be filed under an amended report on Form 8-K/A when determined.

      A copy of the press release dated February 28, 2005, announcing Mr. Brown's change of position and related employment agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, to this report on Form 8-K, and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits. The exhibits below are being filed with this Form 8-K.

      99.1 Press Release dated February 28, 2005 with respect to Mr. Brown's change of position.

      99.2  Employment agreement between the Company and Mr. Brown.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SMITH INTERNATIONAL, INC.

Date: March 3, 2005                    /s/ NEAL S. SUTTON
                                       ---------------------------------------

                                       By:  Neal S. Sutton
                                       Senior Vice President - Administration,
                                       General Counsel and Secretary

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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
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
  99.1        Press Release by the Registrant dated February 28, 2005.

  99.2        Employment Agreement between the Company and Mr. Brown.